AMENDMENT NO. 3
TO
TERM LOAN AND SECURITY AGREEMENT
This AMENDMENT NO. 3 TO TERM LOAN AND SECURITY AGREEMENT (this “Third Amendment”), dated effective as of February 28, 2018, is entered into among SAExploration Holdings, Inc., a Delaware corporation (“Borrower”), the Guarantors party hereto, the Lenders party hereto (the “Lenders”), and Delaware Trust Company, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and amends the Term Loan and Security Agreement dated as of June 29, 2016 (as amended by Amendment No. 1, dated as of October 24, 2016, and by Amendment No. 2, dated as of September 8, 2017, the “Term Loan Agreement”), entered into among the Borrower, Guarantors, Lenders party thereto, and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Term Loan Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Lenders agree to amend the Term Loan Agreement to remove the Springing Maturity Date;
WHEREAS, the Residual Loans (as defined in the Term Loan Agreement) were paid in full on the Residual Loans Maturity Date;
WHEREAS, each Lender party hereto (which collectively constitute the Required Lenders) desires to amend the Agreement to effect the changes and other provisions described below, in each case, on the terms and conditions described herein; and
WHEREAS, Section 15.1 of the Agreement provides that the Term Loan Agreement may be amended, modified and waived from time to time in accordance with the terms thereof.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
1.Amendments.
(a)    Section 1.1 of the Term Loan Agreement is hereby amended by amending and restating the following defined term:
“Applicable Premium” means, with respect to any Advance (other than Residual Loans) on the Applicable Premium Date:

(x)
the present value at such Applicable Premium Date of (i) the principal amount of such Advance being paid or repaid on said date plus (ii) all required interest payments due on such Advance being paid or repaid through the Maturity Date, but excluding accrued but unpaid interest to such Applicable Premium Date, computed using a

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discount rate equal to the Treasury Rate as of such Applicable Premium Date plus 15 basis points; over

(y)	the principal amount of such Advance being paid or repaid on said date.
(b)    Section 1.1 of the Term Loan Agreement is hereby amended by deleting the definition of “Springing Maturity Date”.
(c)    Section 2.5(a) of the Term Loan Agreement shall be amended and restated in its entirety to read as follows: “Subject to Section 2.9, the principal amount of the Advances (other than the Residual Loans which were paid in full on the Residual Loans Maturity Date), together with all interest and fees due thereon, shall be paid in full in cash on January 2, 2020 (the “Maturity Date”).”
(d)    Section 2.5(f) shall be amended to delete the reference therein to the “Springing Maturity Date”.
2.    Conditions to Effectiveness of Third Amendment. This Third Amendment shall become effective (the “Third Amendment Effective Date”) as of the date first set forth above upon receipt by the Agent of the following:
(a)    counterparts of this Third Amendment duly executed and delivered by the Borrower, the Guarantors, the Agent and of Lenders constituting Required Lenders;
(b)    payment of all reasonable actual costs, out-of-pocket fees and expenses of the Agent and the Lenders invoiced and owing in connection with this Third Amendment or pursuant to the terms of the Term Loan Agreement (including, without limitation, attorneys’ fees and expenses); and
(c)    such other documents, instruments and agreements reasonably deemed necessary or desirable by the Agent or the Required Lenders with respect to the matters contemplated hereby.
3.    Payment of Expenses. The Borrower agrees to reimburse the Agent and the Lenders party hereto for all of their out-of-pocket costs and reasonable expenses (including attorneys’ fees and expenses) incurred in connection with this Third Amendment.
4.    Representations and Warranties; Survival. Each Loan Party represents and warrants to the Agent and each Lender that as of the Third Amendment Effective Date and after giving effect to this Third Amendment: (a) each Loan Party party hereto has the power and authority to execute this Third Amendment and to perform its obligations under this Third Amendment and the Loan Documents as amended hereby, (b) each Loan Party has taken all necessary steps to authorize the execution, delivery and performance of this Third Amendment and the Loan Documents, as amended hereby, (c) this Third Amendment and the Loan Documents as amended by the Third Amendment constitutes the legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency,

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reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (d) no Default or Event of Default shall have occurred and be continuing and (e) all representations and warranties contained in the Loan Documents and in this Third Amendment are true and correct in all material respects with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties relate to a specified prior date, then as of such prior date). In addition, each such representation and warranty shall survive the execution and delivery of this Third Amendment, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.
5.    Reference to and Effect on the Agreement. On and after the Third Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement, and each reference in each of the Loan Documents to “the Agreement,” “thereunder,” “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Term Loan Agreement, as amended by this Third Amendment. The Term Loan Agreement and each of the other Loan Documents, except as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Third Amendment shall constitute a Loan Document. Without limiting the generality of the foregoing, the Borrower and the Guarantors hereby acknowledge and confirm that all obligations, liabilities and indebtedness of the Loan Parties under the Loan Documents constitute “Obligations” under and as defined in the Term Loan Agreement and are secured by and entitled to the benefits of the Term Loan Agreement and the other Loan Documents and the Loan Parties hereby ratify and confirm the grant of the liens and security interests in the Collateral in favor of the Agent, for the benefit of itself and the Lenders, pursuant to the Term Loan Agreement and the other Loan Documents, as security for the Obligations. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
6.    Confirmation of Compliance with Section 15.1 of the Agreement. The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section.
7.    Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Third Amendment.
8.    Direction. Each Lender party hereto hereby (i) authorizes and directs the Agent to execute and deliver this Third Amendment, and (ii) acknowledges and agrees that (x) the foregoing directed action constitutes a direction from the Required Lenders under Section 17 of the Term Loan Agreement, (y) Sections 11.3, 17.3, 17.5, and 19.9 of the Term Loan Agreement and all other

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rights, protections, privileges, immunities, exculpations, and indemnities afforded to the Agent under the Loan Documents shall apply to any and all actions taken or not taken by the Agent in accordance with such direction, and (z) the Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register in determining such Lender’s ownership of the Advances and unused Commitments on and as of the date hereof. Each undersigned Lender hereby severally represents and warrants to the Agent that, on and as of the date hereof, it is duly authorized to enter into this Third Amendment.
9.    Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first written above.
BORROWER:
SAEXPLORATION HOLDINGS, INC.
By:    /s/ Brent Whiteley
Name:    Brent Whiteley
Title:    CFO, General Counsel & Secretary

OTHER LOAN PARTIES:
SAEXPLORATION, INC.
By:    /s/ Brent Whiteley
Name:    Brent Whiteley
Title:    CFO, General Counsel & Secretary

SAEXPLORATION SUB, INC.
By:    /s/ Brent Whiteley
Name:    Brent Whiteley
Title:    CFO, General Counsel & Secretary

NES, LLC
By:    /s/ Brent Whiteley
Name:    Brent Whiteley
Title:    CFO, General Counsel & Secretary

SAEXPLORATION SEISMIC SERVICES (US), LLC
By:    /s/ Brent Whiteley
Name:    Brent Whiteley
Title:    CFO, General Counsel & Secretary

[Signature Page to Third Amendment]

THE ADMINISTRATIVE AND COLLATERAL AGENT:
DELAWARE TRUST COMPANY
By:    /s/ Alan Halpern
Name:     Alan Halpern
Title:    Vice President

THE LENDERS:
WBOX 2015-7 LTD.
By:    /s/ Mark Strefling
Name:    Mark Strefling
Title:    CEO

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.
By:    BlueMountain Capital Management, LLC, its Investment Manager
By:    /s/ David M. O'Mara
Name:    David M. O’Mara
Title:    Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF.
By:    BlueMountain Capital Management, LLC, its Investment Manager
By:    /s/ David M. O'Mara
Name:    David M. O’Mara
Title:    Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.
By:    BlueMountain Capital Management, LLC, its Investment Manager
By:    /s/ David M. O'Mara
Name:    David M. O’Mara
Title:    Deputy General Counsel

[Signature Page to Third Amendment]

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.
By:    BlueMountain Capital Management, LLC, its Investment Manager
By:    /s/ David M. O'Mara
Name:    David M. O’Mara
Title:    Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING L.P.
By:    /s/ David M. O'Mara
Name:    David M. O’Mara
Title:    Deputy General Counsel

[Signature Page to Third Amendment]